UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2023

ZeroFox Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39722	98-1557361
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1834 S. Charles Street Baltimore, Maryland		21230
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 936-9369

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	ZFOX ZFOXW	The Nasdaq Stock Market LLC The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry to Material Definitive Agreement.

Award of Rebid OPM Government Contract

On December 28, 2023, Identity Theft Guard Solutions, Inc. (a wholly-owned subsidiary, “IDX”) was awarded a new contract by the United States Office of Personnel Management (“OPM”) to provide credit monitoring and identity protection services to approximately 22.1 million current, former and prospective United States federal employees, contractors and other individuals affected by the 2015 personnel records and background investigation records cybersecurity incidents. This new contract with OPM (Order No. 24322624F0016, the “New OPM Contract”) is a successful rebid of the current contract with OPM (Order No. 24361819F0014) awarded to IDX in 2018 (the “Current OPM Contract”).

The total contract value of the New OPM Contract is $247.9 million for the period of performance ending September 30, 2028, assuming all option periods are exercised. The New OPM Contract's structure consists of a Base Period from July 1, 2024 to June 30, 2025, followed by a series of options as follows: Option Period I from July 1, 2025 to June 30, 2026; Option Period II from July 1, 2026 to September 30, 2026; Option Period III from October 1, 2026 to March 31, 2027; Option Period IV from April 1, 2027 to September 30, 2027; Option Period V from October 1, 2027 to March 31, 2028; and Option Period VI from April 1, 2028 to September 30, 2028, as well as an option to add a six-month transition out period to run concurrently with any option period.

The services provided under the Current OPM Contract have been extended by OPM for the six-month period from January 1, 2024 to June 30, 2024 at a contract value of $41.3 million. The service requirements under the New OPM Contract are substantially similar to the Current OPM Contract. The foregoing summary of the New OPM Contract is qualified in its entirety by reference to all of the terms of the New OPM Contract which will be filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ending January 31, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEROFOX HOLDINGS, INC.

Date: January 4, 2024	By:	/s/ Timothy S. Bender
	Name:	Timothy S. Bender
	Title:	Chief Financial Officer